U.S. SECURITIES AND EXCHANGE
                        COMMISSION WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004
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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                     0 - 32093                        91-2022980
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 (State or other                (Commission                    (I.R.S. Employer
  Jurisdiction                  File Number)                 Identification No.)
of incorporation)


  1601-B ALTON PARKWAY, UNIT B
      IRVINE, CALIFORNIA                                                92606
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:              949.757.0855
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        (Former name or former address, if changed since last report)

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   ITEM 9.01.   OTHER EVENTS

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

HiEnergy Technologies, Inc. (OTCBB: HIET) (the "Company"), announced today that it received a letter from Integrated Concepts & Research Corporation ("ICRC") advising of its intention to issue a subcontract to the Company for assistance in completing the manufacture and delivery of a single SmarTruckTM prototype integrating the Company's CarBomb FinderTM System. ICRC, an engineering and technical services company and subsidiary of Alaska-based Koniag, Inc., is under contract with the U.S. Army's National Automotive Center to develop and deliver the SmarTruckTM prototype to the Capital Police in Washington, D.C. for field testing in time for the presidential inauguration in January 2005.

Funding for the SmarTruckTM prototype initiative has been requested through the National Automative Center contract, and ICRC has informed the Company that an award is anticipated in approximately mid-October 2004. Once this funding is secured, ICRC, which reserved the right to subcontract directly to all vendors and suppliers on the program, intends to issue a subcontract to the Company, through which the Company will work on integrating its CarBomb FinderTM technology into the SmarTruckTM prototype.

The authorization to obtain stoichiometric explosive detection technology, the basis of the Company's CarBomb FinderTM , for the SmarTruckTM was included in the Defense Appropriations Act for Fiscal Year 2005, which was signed into law by President Bush on August 5, 2004.

Management is cognizant that there can be no guarantee that ICRC will receive the anticipated funding for the initiative, or that the Company will arrive at an acceptable sub-contract with ICRC, or be able to integrate its CarBomb FinderTM into the SmarTruckTM prototype within the required specifications.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

(b) Attached hereto as Exhibit 99.1 is a press releases issued by the Company on September 27, 2004 as to the ICRC notice, as reported.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIENERGY TECHNOLOGIES, INC.

September 27, 2004                  By: /s/ Bogdan C. Maglich
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(Date)                              Name: Bogdan C. Maglich,
                                    Chief Executive Officer, Chairman of the
                                    Board, President and Treasurer